Exhibit 99.3

SUBSIDIARY GUARANTY

This SUBSIDIARY GUARANTY is entered into as of October 8, 2010 by the undersigned (each a “Guarantor”, and together with any future Material Subsidiaries executing this Guaranty, being collectively referred to herein as the “Guarantors”) in favor of and for the benefit of Wells Fargo Bank, National Association, as agent for and representative of (in such capacity herein called “Guarantied Party”) the financial institutions (“Lenders”) party to the Credit Agreement referred to below and the other Beneficiaries (as hereinafter defined).

RECITALS

A. Unified Grocers, Inc., a California corporation (“Borrower”), has entered into that certain Credit Agreement dated as of October 8, 2010 with Lenders, the other agents party thereto, and Guarantied Party, as Administrative Agent for Lenders (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

B. Borrower may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements, Currency Agreements or other swap agreements (collectively, the “Lender Swap Agreements”) with one or more Persons that are Lenders or Affiliates of Lenders at the time such Lender Swap Agreements are entered into (in such capacity, collectively, “Swap Counterparties”) in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Borrower under the Lender Swap Agreements, including without limitation the obligation of Borrower to make payments thereunder in the event of early termination thereof, together with all obligations of Borrower under the Credit Agreement and the other Loan Documents, be guarantied hereunder.

C. Guarantied Party, Lenders and each Swap Counterparty for which Guarantied Party has received the notice required by Section 18 hereof are sometimes referred to herein as “Beneficiaries”.

D. A portion of the proceeds of the Loans may be advanced to other Guarantors that are Subsidiaries of Borrower, and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantors (which benefits are hereby acknowledged).

E. It is a condition precedent to the making of the initial Loans under the Credit Agreement that Borrower’s obligations thereunder be guarantied by Guarantors. Guarantors are willing irrevocably and unconditionally to guaranty such obligations of Borrower.

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders and Guarantied Party to enter into the Credit Agreement and to make Loans and other extensions of credit thereunder and to induce Swap Counterparties to enter into the Lender Swap Agreements, Guarantors hereby agree as follows:

1. Guaranty.(a) Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). The term “Guarantied Obligations” is used herein in its most comprehensive sense and includes any and all Obligations of Borrower and all obligations of Borrower under Lender Swap Agreements, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Lender Swap Agreements, this Guaranty and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue such obligations of Borrower or from time to time renew them after they have been satisfied.

Each Guarantor acknowledges that a portion of the Loans may be advanced to it, that Letters of Credit may be issued for the benefit of its business and that the Guarantied Obligations are being incurred for and will inure to its benefit.

Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of each Guarantor and Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve Borrower of any portion of such Guarantied Obligations.

In the event that all or any portion of the Guarantied Obligations is paid by Borrower, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

Subject to the other provisions of this Section 1, upon the failure of Borrower to pay any of the Guarantied Obligations when and as the same shall become due, each Guarantor will upon demand pay, or cause to be paid to Guarantied Party for the ratable benefit of Beneficiaries, an amount in cash equal to the aggregate of the unpaid Guarantied Obligations.

(b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty and the other Loan Documents shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent

Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to Borrower or other affiliates of Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of Subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

(c) Each Guarantor under this Guaranty, and each guarantor under other guaranties, if any, relating to the Credit Agreement (the “Related Guaranties”) that contain a contribution provision similar to that set forth in this Section 1(c), together desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty or a guarantor under a Related Guaranty, each such Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to Beneficiaries.

2. Guaranty Absolute; Continuing Guaranty. The obligations of each Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than (i) payment in full of the Guarantied Obligations or (ii) a written release of this Guaranty executed by the Guarantied Party. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) Guarantied Party may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between Borrower and any Beneficiary with respect to the existence of such event; (c) the obligations of each Guarantor hereunder are independent of the obligations of Borrower under the Loan Documents or the Lender Swap Agreements and the obligations of any other guarantor of obligations of Borrower and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right (including without limitation any such right arising under California Civil Code Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

3. Actions by Beneficiaries. Any Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, (a)

subject to the terms of the Loan Documents, renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) subject to the terms of the Loan Documents, enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, as Guarantied Party in its discretion may determine consistent with the Credit Agreement, the Lender Swap Agreements and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to Guarantied Party or the other Beneficiaries, or any of them, under the Loan Documents or the Lender Swap Agreements.

4. No Discharge. This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than (i) payment in full of the Guarantied Obligations or (ii) a written release of this Guaranty executed by the Guarantied Party), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents, the Lender Swap Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness of Borrower or any Guarantor other than the Guarantied Obligations, even though Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which Borrower may assert against Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.

5. Waivers. Each Guarantor waives, for the benefit of Beneficiaries: (a) any right to require Guarantied Party or the other Beneficiaries, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Borrower or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower from any cause other than (i) payment in full of the Guarantied Obligations or (ii) a written release of this Guaranty executed by the Guarantied Party; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Guarantied Party’s or any other Beneficiary’s errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith, willful misconduct or gross negligence; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, notices of default or early termination under any Lender Swap Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

As used in this paragraph, any reference to “the principal” includes Borrower, and any reference to “the creditor” includes Guarantied Party and each other Beneficiary. In accordance with Section 2856 of the California Civil Code (a) each Guarantor waives any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including without limitation any and all rights or defenses such Guarantor or any other guarantor of the Guarantied Obligations may have because the Guarantied Obligations are secured by real property. This means, among other things: (1) the creditor may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by the principal; and (2) if the creditor forecloses on any real property collateral pledged by the principal: (A) the amount of the Guarantied Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the creditor may collect from such Guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from the principal. This is an unconditional and irrevocable waiver of any right and defenses such Guarantor may have because the Guarantied Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Each Guarantor also waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guarantied Obligation, has destroyed such Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guarantied Obligations, has destroyed such Guarantor’s rights of contribution against such other guarantor. No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph.

6. Guarantors’ Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Until the Guarantied Obligations (other than Unasserted Obligations) shall have been paid in full and the Commitments shall have terminated, and all Letters of Credit shall have expired or been cancelled (or the reimbursement Obligations in respect thereof shall have been secured with cash collateral or letters of credit in a manner reasonably satisfactory to Guarantied Party), each Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary and (b) any right of contribution such Guarantor now has or may hereafter have against any other guarantor of any of the Guarantied Obligations. Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Guarantied Party or the other Beneficiaries may have against Borrower, to all right, title and interest Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right Guarantied Party or the other Beneficiaries may have against such other guarantor.

Any indebtedness of Borrower now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Borrower to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, other than Unasserted Obligations, shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations.

7. Expenses. Guarantors jointly and severally agree to pay, or cause to be paid, on demand, and to save Guarantied Party and the other Beneficiaries harmless against liability for, (i) any and all reasonable and documented out of pocket costs and expenses (including reasonable and documented attorneys’ fees, costs and expenses) incurred or expended by Guarantied Party or any other Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty and (ii) any and all costs and expenses (including those arising from rights of indemnification) required to be paid by Guarantors under the provisions of any other Loan Document.

8. Financial Condition of Borrower. No Beneficiary shall have any obligation, and each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial condition of Borrower or any matter or fact relating to the business, operations or condition of Borrower. Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Loan Documents and the Lender Swap Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

9. Representations and Warranties. Each Guarantor makes, for the benefit of Beneficiaries, each of the representations and warranties made in the Credit Agreement by Borrower as to such Guarantor, its assets, financial condition, operations, organization, legal status, business and the Loan Documents to which it is a party.

10. Covenants. Each Guarantor agrees that, so long as any part of the Guarantied Obligations with respect to the Loan Documents shall remain unpaid (other than Unasserted Obligations), any Letter of Credit shall be outstanding (other than Letters of Credit with respect to which the reimbursement Obligations in respect thereof have been secured with cash collateral or letters of credit in a manner reasonably satisfactory to Guarantied Party) or any Lender shall have any Commitment, such Guarantor will, unless Guarantied Party shall otherwise consent in writing or shall have released such Guarantor from its obligations under this Guaranty, perform or observe, and cause its Subsidiaries which are Guarantors to perform or observe, all of the terms, covenants and agreements that the Loan Documents state that Borrower is to cause a Guarantor to perform or observe.

11. Set Off. In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by a Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to a Guarantor and any other property of such Guarantor held by a Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.

12. Discharge of Guaranty Upon Sale of Guarantor. If all of the stock of a Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in a sale or other disposition not prohibited by the Credit Agreement or otherwise consented to by Guarantied Party, such Guarantor or such successor in interest, as the case may be, may request Guarantied Party to execute and deliver documents or instruments necessary to evidence the release and discharge of this Guaranty as provided in subsection 10.14 of the Credit Agreement.

13. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

14. Miscellaneous. It is not necessary for Beneficiaries to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the Loan Documents or the Lender Swap Agreements or any agreement between one or more Guarantors and one or more Beneficiaries or between Borrower and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTORS, GUARANTIED PARTY AND THE OTHER BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, COUNTY AND CITY OF LOS ANGELES, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY EACH GUARANTOR ACCEPTS FOR ITSELF AND IN

CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. Each Guarantor agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such Guarantor at its address set forth below its signature hereto, such service being acknowledged by such Guarantor to be sufficient for personal jurisdiction in any action against such Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Guarantied Party or any Beneficiary to bring proceedings against such Guarantor in the courts of any other jurisdiction.

EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH BENEFICIARY EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH BENEFICIARY EACH (I) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR SUCH GUARANTOR AND EACH BENEFICIARY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SUCH GUARANTOR AND EACH BENEFICIARY HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court. To the extent the foregoing waiver of a jury trial is held to be unenforceable under applicable California law, the parties hereby agree to refer, for a complete and final adjudication, any and all issues of fact or law involved in any litigation or proceeding (including all discovery and law and motion matters, pretrial motions, trial matters and post-trial motions up to and including final judgment), brought to resolve any dispute (whether based on contract, tort or otherwise) between the parties hereto arising out of, in connection with or otherwise related or incidental to this Guaranty to a judicial referee who shall be appointed under a general reference pursuant to California Code of Civil Procedure Section 638, which referee’s decision will stand as the decision of the court. Such judgment will be entered on the referee’s statement of judgment in the same manner as if the action had been tried by the court. The parties shall select a single neutral referee, who shall be a retired state or federal judge with at least five years of judicial experience in civil matters; provided that in the event the parties cannot agree upon a referee, the referee will be appointed by the court.

15. Additional Guarantors. The initial Guarantor(s) hereunder shall be such of the Material Subsidiaries of Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, Material Subsidiaries of Borrower (other than Financing Subsidiaries or Insurance Subsidiaries) may become parties hereto, as additional Guarantors (each an “Additional Guarantor”), by executing a counterpart of this Guaranty. A form of such a counterpart is attached as Exhibit A. Upon delivery of any such counterpart to Guarantied Party, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Guarantied Party not to cause any Subsidiary of Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

16. Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by the Guaranteed Party of written or telephonic notification of such execution and authorization of delivery thereof.

17. Guarantied Party as Agent.

(a) Guarantied Party has been appointed to act as Guarantied Party hereunder by Lenders and, by their acceptance of the benefits hereof, Swap Counterparties. Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that Guarantied Party shall exercise, or refrain from exercising, any remedies under or with respect to this Guaranty in accordance with the instructions of Required Lenders.

(b) Guarantied Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Guarantied Party under this Guaranty, and the retiring Guarantied Party under this Guaranty shall promptly

(i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring Guarantied Party’s resignation hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was Guarantied Party hereunder.

18. Notice of Lender Swap Agreements. Guarantied Party shall not be deemed to have any duty whatsoever with respect to any Swap Counterparty until it shall have received written notice in form and substance satisfactory to Guarantied Party from Borrower, a Guarantor or the Swap Counterparty as to the existence and terms of the applicable Lender Swap Agreement.

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IN WITNESS WHEREOF, each Guarantor and Guarantied Party, solely for the purposes of the waiver of the right to jury trial contained in Section 14, have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTORS:

CROWN GROCERS, INC.

/s/ Christine Neal
Name:	Christine Neal
Title:	Treasurer
Address:	5200 Sheila Street Commerce, California 90040 Attention: Chief Financial Officer or the Treasurer

MARKET CENTRE

/s/ Christine Neal
Name:	Christine Neal
Title:	Treasurer
Address:	5200 Sheila Street
Commerce, California 90040
Attention:	Chief Financial Officer or the Treasurer

GUARANTIED PARTY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

/s/ David W. Shaw
Name:	David W. Shaw
Title:	Vice President
Address:
333 South Grand Ave. 3rd Floor
Los Angeles, CA 90071
Fax: (866) 359-9217

EXHIBIT A

COUNTERPART FOR ADDITIONAL GUARANTORS

This COUNTERPART (this “Counterpart”), dated             , 20    , is delivered pursuant to Section 15 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Subsidiary Guaranty, dated as of October 8, 2010 (as it may be from time to time amended, modified or supplemented, the “Guaranty”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Guarantors named therein and Wells Fargo Bank, National Association, as Guarantied Party. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 15 thereof and agrees to be bound by all of the terms thereof.

IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of             , 20    .

[NAME OF ADDITIONAL GUARANTOR]

Name:
Title:
Address: